                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           _________________________


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 June 5, 2000
                         ---------------------------
                           Date of Report (Date of
                           earliest event reported)



                           DATA CRITICAL CORPORATION
          ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Delaware                      000-27855             91-1901482
   ------------------------------  ------------------------ --------------------
    (State or Other Jurisdiction     (Commission File No.)     (IRS Employer
          of Incorporation)                                  Identification No.)

                         19820 North Creek Parkway, Suite 100
                               Bothell, Washington 98011
   -----------------------------------------------------------------------------
                       (Address of Principal Executive Offices)

                                    (425) 482-7000
   -----------------------------------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)

                                         None
   -----------------------------------------------------------------------------
             (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

     On June 5, 2000, Data Critical Corporation completed the sale of 1,230,770 shares of its Common Stock (the "Shares") to Aether Systems, Inc., a Delaware corporation, pursuant to a Common Stock Purchase Agreement dated June 2, 2000 by and between Data Critical and Aether. In addition, Data Critical granted Aether a nine-month option (the "Option") pursuant to an Option Agreement to purchase shares of its Common Stock worth $10 million at a purchase price of $15.00 per share (if the Option is exercised within 135 days of June 5, 2000) or $20.00 per share (if the Option is exercised more than 135 days after June 5, 2000). Data Critical raised $10 million in the sale of the Shares, and intends to use the proceeds of the sale for general corporate purposes, including, without limitation, for product development, marketing and distribution enhancement.

     In connection with the consummation of the Common Stock Purchase Agreement and the grant of the Option, Data Critical granted Aether, pursuant to a Registration Rights Agreement dated as of June 5, 2000, certain demand and piggyback registration rights in respect of the Shares and the shares of Common Stock to be issued upon exercise of the Option.

     The sale of the Shares and the grant of the Option were not registered under the Securities Act of 1933, as amended, and were made in reliance on exemptions thereunder from the registration requirements.

     On June 2, 2000, Data Critical issued a press release announcing that Aether and Data Critical had signed an agreement to enter into a development and marketing alliance and for the purchase of the Shares and the issuance of the Option. The press release is filed as an exhibit to this Current Report on Form 8-K.

     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Common Stock Purchase Agreement, the Option Agreement, and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 4.1, 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits

      4.1 Registration Rights Agreement, dated as of June 5, 2000, by and between Data Critical Corporation and Aether Systems, Inc.

     10.1 Common Stock Purchase Agreement, dated as of June 2, 2000, by and between Data Critical Corporation and Aether Systems, Inc.

     10.2 Option Agreement, dated as of June 5, 2000, by and between Data Critical Corporation and Aether Systems, Inc.

     99.1  Press Release dated June 2, 2000.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DATA CRITICAL CORPORATION


Dated:  June 20, 2000              By /s/ Michael E. Singer
                                      ---------------------------------------
                                   Michael E. Singer
                                   Vice President and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------
       4.1          Registration Rights Agreement, dated as of June 5, 2000,
                    by and between Data Critical Corporation and Aether
                    Systems, Inc.

      10.1          Common Stock Purchase Agreement, dated as of June 2,
                    2000, by and between Data Critical Corporation and Aether Systems, Inc.

      10.2 Option Agreement, dated as of June 5, 2000, by and between Data Critical Corporation and Aether Systems,
                    Inc.

      99.1          Press Release dated June 2, 2000.